CARPENTER TECHNOLOGY CORPORATION
               --------------------------------
                      POWER OF ATTORNEY
                      -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of September, l994.


                           /S/Marcus C. Bennett
                              -----------------------------
                              Marcus C. Bennett
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of September, l994.


                           /S/Robert W. Cardy
                              -----------------------------
                              Robert W. Cardy
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of August, l994.


                           /S/Dennis M. Draeger
                              -----------------------------
                              Dennis M. Draeger
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of September, l994.


                           /S/C. McCollister Evarts, MD
                              -----------------------------
                              C. McCollister Evarts
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of September, l994.


                           /S/Carl R. Garr
                              -----------------------------
                              Carl R. Garr
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                     --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 12th day of September, l994.


                           /S/William J. Hudson, Jr.
                              -----------------------------
                              William J. Hudson, Jr.
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of September, l994.


                           /S/Arthur E. Humphrey
                              -----------------------------
                              Arthur E. Humphrey
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of September, l994.


                           /S/Edward W. Kay
                              -----------------------------
                              Edward W. Kay
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of September, l994.


                           /S/Frederick C. Langenberg
                              -----------------------------
                              Frederick C. Langenberg
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 1st day of September, l994.


                           /S/Mylle Bell Mangum
                              -----------------------------
                              Mylle Bell Mangum
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of September, l994.


                           /S/Marlin Miller, Jr.
                              -----------------------------
                              Marlin Miller, Jr.
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------



     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 4th day of September, l994.


                           /S/Paul R. Roedel
                              -----------------------------
                              Paul R. Roedel
                              Director

                     CARPENTER TECHNOLOGY CORPORATION
                      --------------------------------
                             POWER OF ATTORNEY
                             -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as Controller of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Controller of said Company, the Annual Report pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934 on Form l0-K, for the year ended June 30, l994, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of August, l994.

                           /S/Edward B. Bruno
                              -----------------------------
                              Edward B. Bruno
                              Controller - (Principal
                                            Accounting Officer)